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                                                                      EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Richard E. Anthony, the Chief Executive Officer of Synovus Financial Corp. (the "Company"), and Thomas J. Prescott, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2006 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2006                         BY:  /s/ Richard E. Anthony
                                                 ---------------------------
                                                 Richard E. Anthony
                                                 Chief Executive Officer

Dated: May 10, 2006                         BY:  /s/ Thomas J. Prescott
                                                 ---------------------------
                                                 Thomas J. Prescott
                                                 Chief Financial Officer

This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation contained in such filing.)